[GRAPHIC OMITTED]

                                        [LOGO]
                                   THE GABELLI
                                   GLOBAL
                                   MULTIMEDIA
                                   TRUST INC.

Semi-Annual Report
June 30, 1999

                                        [LOGO]
                                   THE GABELLI
                                   GLOBAL
                                   MULTIMEDIA
                                   TRUST INC.

            Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

                                    * * * * *

         Morningstar rated(TM) The Gabelli Global Multimedia Trust Inc.
          5 stars overall and for the three year period ended 6/30/99 among 49 domestic equity funds.

Investment Objective:

The Gabelli Global Multimedia Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective. The Fund seeks opportunities for long-term growth within the context of two main investment universes: companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, the Fund will invest in companies participating in emerging technological advances in interactive services and products.

                    This report is printed on recycled paper.

To Our Shareholders,

      Global telecommunications and media stocks continued to reward investors generously in the second quarter of 1999. All the forces driving this group--technological advances, new services, deregulation, and consolidation--remain intact. Also, the economic and stock market recovery in emerging market Asia translated into exceptional gains for most of the region's telecommunications providers.

                                                                 [PHOTO OMITTED]

                                                                          [LOGO]
                                                                     THE GABELLI
                                                                     GLOBAL
                                                                     MULTIMEDIA
                                                                     TRUST INC.

Investment Performance

      For the second quarter ended June 30, 1999, The Gabelli Global Multimedia Trust Inc.'s ("Multimedia Trust") net asset value (NAV) per share increased 18.7% to $16.79. This compares to the average 7.6% increase of the 274 Global Funds tracked by Lipper Inc. over this period. The Lipper average is an unmanaged indicator of investment performance. For the twelve months ended June 30, 1999, the Multimedia Trust appreciated 52.5% after adjusting for the $0.80 per share in distributions paid during this period. This compares to the average 10.7% increase of the Lipper Inc. Global Fund Average over the same period. Since its inception on November 15, 1994, the Multimedia Trust's net asset value has achieved a 209.1% total return after adjusting for the rights offering and all distributions. This equates to a 27.6% average annual return.

      The Multimedia Trust's common shares ended the second quarter at $15.00 per share on the New York Stock Exchange, up 27.0% for the quarter and an increase of 60.1% for the twelve-month period ending June 30, 1999. The common shares have increased 159.1% since inception after adjusting for all distributions and the rights offering.

What We Do

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 4 years at The Gabelli Global Multimedia Trust and for over 21 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

                                                               [GRAPHIC OMITTED]

        Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

THE PORTFOLIO OVERVIEW

Global Allocation

      The chart at the right represents the Multimedia Trust's holdings by geographic region as of June 30, 1999. The geographic allocation will change based on current global market conditions. Countries and/or regions and companies represented in the chart and below may or may not be included in the Multimedia Trust's portfolio in the future.

Equity Mix

      The Multimedia Trust's investment premise falls within the context of two main investment universes: a) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and b) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications-related services such as basic voice and data.

      The chart at the right depicts our equity mix of the copyright/creativity and distribution companies in our portfolio as of June 30, 1999.

                     HOLDINGS BY GEOGRAPHIC REGION - 6/30/99

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

                          United States         79.5%
                          Europe                 6.9%
                          Canada                 5.8%
                          Asia/Pacific Rim       5.0%
                          Latin America          2.8%

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

                          Distribution          58.0%
                          Copyright/Creativity  42.0%

Commentary

The Americanization of the European Telecommunications Industry

      America refined the art of the deal. We were early to recognize the economic benefits of consolidation and our investment bankers pioneered sophisticated financial packages and strategies to facilitate economically sensible mergers and acquisitions. Europe is now catching on.

      We were delighted to see Deutsche Telekom compete with Olivetti for Telecom Italia. This was the first true takeover battle in the European telecommunications industry. Importantly, rather than pulling in its horns following Olivetti's victory, Deutsche Telekom is issuing a pile of new stock to finance what appears to be an acquisition war chest. The gloves are coming off in Europe and we expect to see more duels for attractive telecommunications assets.

      We are seeing some friendly deals as well. The proposed merger of Sweden's Telia with Norway's Telenor is currently being reviewed by European regulatory authorities. We think it will be approved and in the process, provide guidelines that will accelerate telecommunications consolidation in Europe.

      Now that we are seeing "cross border" transactions in Europe, will major "cross continent" telephone deals follow? We have seen deals in the cellular business, most notably Vodafone's acquisition of AirTouch, and British Telecom's unsuccessful bid for MCI. Now, Bermuda based Global Crossing is vying with Qwest for U.S. West and Frontier Corp. If they win, it will be interesting to see if this emboldens one of the European giants like Deutsche Telekom to aggressively pursue a major U.S. telco.

      The upshot of the initial stages of what we believe will be a major consolidation in Europe is that European telcos are now receiving stock market valuations similar, if not equal, to those enjoyed by leading American telecommunications companies.

Hardware Kicks In

      In recent years, a lot of investment attention has focused on the build out of the Internet transmission highway and the advent of new interactive services. Cable television stocks have soared as investors recognized the enormous potential of their Internet pipeline business. Telecommunications companies and information/entertainment software producers have also done quite well with the realization that the age of interactivity was upon us. This quarter it was the hardware manufacturers' turn to be in the limelight. One of the industry leaders in the set-top box/cable modem business, Scientific-Atlanta, finally got some recognition for the contributions the company is making in developing the hardware that is further enhancing interactive services. We believe this is just the beginning of what should be some very productive years for leading interactive hardware producers.

The Broadband Wars

      After exceptional performance over the last two years, leading cable stocks like Cablevision and Time Warner cooled off this quarter. Investors appeared to shift their focus away from the cable guys to telephone companies rolling out new digital service line networks (DSLs) to provide higher speed Internet access. The new DSLs do not match the speed of cable lines and modems, and are also more expensive. But, DSLs are a big improvement over Internet transmission via regular telephone lines. This is not a "winner take all" proposition. We still believe cable will ultimately be the Internet transmission vehicle of choice and that their success will continue to drive cable company valuations. However, DSL's will help the telco's hold on to a meaningful market share in this fast growth business and provide incremental revenues and profits.

      We are also seeing increasing investor interest in wireless data transmission companies, which were given up for dead several years ago. MCI WorldCom and Paul Allen's Vulcan Ventures have made a $600 million investment in Metracom, and there is rampant speculation that MCI WorldCom may make a bid for Nextel.

AT&T Liberty Media Group is buying Associated Group, which is a 40% owner of Teligent. Sprint is investing in some wireless cable companies. We think a third front is opening in the war for Internet and other data transmission business. We will be monitoring developments closely.

A Broadcast Recovery?

      In general, U.S. broadcasters suffered through a dismal 1998. They continued to loose eyeballs and advertising dollars to cable television operators, and the Internet captured a bigger piece of many companies' advertising budgets. However, the tide may be turning. Although the national and local spot markets remain soft, up-front advertising sales are up 13%. Buoyed by spending by pharmaceutical companies, which are now allowed to market their prescription products on television, Internet companies that are spending most of their IPO proceeds on advertising to establish their brand names, and big new ad campaigns planned for the millennium, broadcasters' ad revenues should trend higher. They will get an additional boost in the upcoming election year as politicians open campaign treasure chests to win the hearts and minds of American voters.

      This quarter, our broadcast holdings were mixed. Paxson Communications posted strong gains. But, Chris-Craft Industries was flat, while Gray Communications declined. We believe that when investors start focusing on next year's numbers, they will begin tuning in to our broadcast laggards.

      A final wild card for broadcasters is the increasing focus by technology giants on the ubiquitous nature of television. The "Holy Grail" is to develop a two way interactive and transaction driven economic model for old fashioned "POTS" (Plain Old Television Stations).

Corporate Governance - Stock Repurchase Plan

      The Gabelli Global Multimedia Trust continues to consider actions that may reduce or eliminate the market discount of its shares. How do we accomplish this? There are several factors that historically have worked to narrow the discounts of closed-end funds. One of these is a stock repurchase program, which we instituted back in 1996.

      The Board of Directors authorized the repurchase of up to 500,000 shares of the Multimedia Trust's outstanding shares at a special meeting on July 3, 1996. On February 26, 1997, the Board voted to increase the authorized shares which may be repurchased to 750,000 and on May 13, 1998, the Board increased the authorized shares which may be repurchased by another 250,000 shares to 1,000,000 shares. A stock repurchase plan allows a company to buy back its own shares in the open market (in our case, the New York Stock Exchange). This reduces the total number of shares outstanding and increases the earnings per share.

      Pursuant to this stock repurchase plan, the Multimedia Trust may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through June 30, 1999, 642,733 shares were repurchased in the open market.

      When the Multimedia Trust purchases its own shares at a discount to NAV, the Trust realizes a benefit equal to the difference between the net asset value and the purchase price. This benefit is credited to the net assets of the remaining shares, thus boosting the NAV. The larger the discount, the greater the benefit on the NAV. Further, the market price is determined by supply and demand factors. If there are more sellers than buyers the price will decline until buyers enter the market to establish a sales price. A stock repurchase program increases demand for the Gabelli Global Multimedia Trust's shares in the open market. This provides a willing buyer of fund shares which offsets, at least in part, sales of fund shares.

Preferred Stock -- An Investment For The Future

      On June 4, 1997, the Trust successfully completed its offering of cumulative preferred stock which is rated `aaa' by Moody's Investors Service, Inc. The Trust issued 1,250,000 Preferred Shares at $25 per share ($31.25 million) with an annual dividend rate of $1.98 per share paying quarterly. The Preferred Shares are trading on the New York Stock Exchange under the symbol "GGT Pr" and closed at $25.125 on June 30, 1999.

      How would Preferred Shares benefit Common Shareholders? From its inception on November 15, 1994 through June 30, 1999, the Multimedia Trust has earned a 27.6% average annual return. The Preferred Shares were issued with an annual dividend rate of 7.92%. The only obligation that the Trust has to the Preferred Shareholders is to pay the stated dividend rate. Given the current market environment, we considered this to be an ideal opportunity to take advantage of relatively low long-term interest rates and to earn an excess return for our Common Shareholders consistent with our conservative investment approach. Any return earned in excess of the stated dividend rate, which is less than the Trust's average annual return, would directly benefit Common Shareholders; however, any shortfall from the stated rate would impact the Common Shareholders in the opposite fashion. Therefore, by taking advantage of the current relatively low interest rate environment and achieving our investment objectives, the Preferred Share issuance offers what we believe is a conservative method of potentially adding wealth for our Common Shareholders.

      Furthermore, Common Shareholders stand to receive certain tax benefits as a result of the Preferred Stock offering. Since taxable income is allocated to the Preferred Shareholders before Common Shareholders, taxable distributions to Common Shareholders are not required to the extent they would be if the Preferred Shares were not outstanding. With the completion of the preferred offering, the Adviser has agreed to waive the management fee on the incremental assets during any year in which the net asset value total return on the Trust does not exceed the stated dividend rate on the Preferred Shares.

Let's Talk Stocks

      The following are stock specifics on selected holdings of the Multimedia Trust. Favorable EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AT&T Corp. (T - $55.8125 - NYSE), the world's second-largest telephone company, is a global provider of communications services. Chairman Michael Armstrong is positioning the company to participate more dynamically in the growth of the telecommunications industry. AT&T has completed a merger with cable operator TCI and has announced a strategy to leverage cable assets with telephone services. The company recently bid for another cable operator, MediaOne Group (UMG - $74.375 - NYSE), endeavoring to become a major provider of high-speed Internet access via cable. The introduction of the Digital One rate for its wireless service has created momentum in its cellular and PCS segments with revenues growing more than 40%.

Liberty Media Group (LMG'A - $36.75 - NYSE) is engaged in businesses which provide programming services, including production, acquisition and distribution through all available media formats, and businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA, QVC, Encore and STARZ!. Liberty's assets also include interests in international video distribution businesses; international telephony and domestic wireless; plant and equipment manufacturers; and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T Corp. (T - $55.8125 - NYSE) and are now traded on the New York Stock Exchange.

MediaOne Group Inc. (UMG - $74.375 - NYSE) is one of the nation's leading broadband services companies. UMG provides more than five million subscribers in 17 states with basic and premium cable television services and has recently introduced high speed Internet access, telephone services and digital television in some of its service areas. MediaOne was created from the 1996 union of telecommunications company MediaOne Group (formerly US West Media Group) and Continental Cablevision. Headquartered in Englewood, Colorado, the company is conducting a national upgrade of its hybrid fiber optic/coaxial cable ("HFC") network to broadband technology which improves traditional cable service and enables next-generation products and services. The

Group's investment interests include 25% of Time Warner Entertainment (which includes Warner Brothers Studio and Home Box Office), 24% of PCS Prime Co. and almost 27% of TeleWest plc. The number three U.S. cable television company recently agreed to be acquired by AT&T Corp. (T - $55.8125 - NYSE) for $54 billion.

Omnipoint Corp. (OMPT - $28.9375 - Nasdaq) is a leading personal communications services ("PCS") carrier in the U.S. with licenses covering major metropolitan areas containing nearly 100 million people. On June 23, 1999, Omnipoint agreed to be acquired by VoiceStream Wireless (VSTR - $28.4375 - Nasdaq) for $32 per share in cash and stock. The combined company will have PCS licenses covering about 190 million points of presence ("POPs") and will become a major PCS carrier.

Rogers Communications Inc. (RG - $16.1875 - NYSE) is a Canadian company engaged in cable operations, cellular (through its 81%-owned Rogers Cantel Mobile cellular provider) and media. Through Rogers@Home, the company will be one of the major beneficiaries of the growing penetration of cable high speed access to the Internet in Canadian homes.

Telephone & Data Systems Inc. (TDS - $73.0625 - AMEX) is a diversified telecommunications company with established cellular and local telephone operations and a developing personal communications services ("PCS") business. TDS provides high quality telecommunications services to three million customers in 35 states. TDS owns 81.1% of United States Cellular Corp. (USM - $53.50 -
AMEX), the nation's seventh largest cellular telephone company. It also owns 82.4% of Aerial Communications Inc. (AERL - $13.50 - Nasdaq), TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas ("MTAs") encompassing approximately 27.6 million population equivalents. On December 8, 1998, TDS announced its intent to spin-off its Aerial stake to existing TDS shareholders on a tax-free basis and focus on its core wireline and cellular operations. The transaction is expected to close by the end of the year.

Time Warner Inc. (TWX - $73.50 - NYSE), with its 1996 acquisition of Turner Broadcasting System, became entrenched as the global leader in media and entertainment with interests in filmed entertainment, television production and broadcasting, recorded music, cable television programming, magazine and book publishing, direct marketing and cable television systems. The combined companies have almost $27 billion in revenues and $4.5 billion in EBITDA. Time Warner controls a host of powerful brands, such as Warner Brothers, CNN, HBO, Cinemax and Time and People magazines. Under the leadership of Chairman Gerald Levin and Vice Chairman Ted Turner, the company is focused on reducing its debt (now approximately $11 billion) and simplifying its capital structure.

USA Networks Inc. (USAI - $40.125 - Nasdaq), through its subsidiaries, engages in diversified media and electronic commerce businesses that include: electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

Viacom Inc. (VIA'A - $44.125 - AMEX), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. The addition of Paramount Communications, Blockbuster Entertainment (acquired in
1994), along with publisher Simon & Schuster, makes Viacom one of the largest entertainment and publishing companies. Non-core assets are being divested and debt has been reduced to approximately $8 billion. Viacom is focusing on global expansion of its media franchises. Viacom is particularly well-positioned in music (notably MTV) and cable networks (such as Nickelodeon).

Shareholder Meeting - May 17, 1999 - Final Results

      The Annual Meeting of Shareholders was held on May 17, 1999 at the Greenwich Hyatt Regency in Greenwich, Connecticut. At that meeting, Common and Preferred Shareholders elected Bill Callaghan and

Salvatore J. Zizza as Directors of the Multimedia Trust. A total of 10,426,822 votes and 10,425,524 votes were cast in favor of each Director and 132,121 votes and 133,419 votes were withheld for each Director, respectively.

      Mario J. Gabelli, Thomas E. Bratter, Felix J. Christiana, James P. Conn, Karl Otto Pohl and Anthony R. Pustorino continue to serve in their capacities as Directors of the Multimedia Trust.

      In addition, Common and Preferred Shareholders elected
PricewaterhouseCoopers LLP as the independent accountants for the Multimedia Trust for the year ending December 31, 1999. 10,431,284 votes were cast in favor of the approval of this proposal, 68,606 votes were cast against the proposal and 59,053 votes abstained.

      We thank you for your participation and appreciate your continued support.

Dividends

      The Trust recently distributed a dividend of $0.55 per share to Common Shareholders on December 28, 1998. For the twelve months ended June 30, 1999, the Trust distributed a total of $0.80 per share to Common Shareholders. Our Preferred Shareholders were recently paid a dividend of $0.495 per share on June 28, 1999. For the twelve months ended June 30, 1999, the Preferred Shareholders received a total distribution of $1.98 per share, which is the annual dividend rate on the Preferred Shares.

In Conclusion

      We created the Gabelli Global Multimedia Trust in 1994, believing that the interactive revolution was gaining momentum. Our vision has been grandly rewarded. While it may be optimistic to expect the kind of returns we have achieved in recent years to continue indefinitely, we remain confident that companies with innovative interactive products and services worldwide still represent excellent investment opportunities.

                                        Sincerely,


                                        /s/ Mario J. Gabelli

                                        Mario J. Gabelli, CFA
                                        President and Chief Investment Officer

July 30, 1999

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                  June 30, 1999
                                  -------------

         Liberty Media Group                     Cablevision Systems Corp.
         USA Networks Inc.                       MediaOne Group Inc.
         Viacom Inc.                             Ascent Entertainment Group Inc.
         Telephone & Data Systems Inc.           Time Warner Inc.
         Omnipoint Corp.                         AT&T Corp.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments -- June 30, 1999 (Unaudited)
================================================================================

                                                                        Market
    Shares                                                Cost          Value
    ------                                                ----          -----

COMMON STOCKS - 87.3%

COPYRIGHT/CREATIVITY COMPANIES - 36.6%

             Advertising -- 0.1%
    4,000    Bowlin Outdoor Advertising & Travel
               Inc. ...............................  $    20,162   $     24,000
      200    Havas Advertising SA .................       19,126         43,048
      100    Lamar Advertising Co. ................        3,279          4,094
      200    Publicis SA ..........................       13,971         42,244
                                                     -----------   ------------
                                                          56,538        113,386
                                                     -----------   ------------

             Cable Programmers -- 5.3%
   15,000    CANAL+, Sponsored ADR+ ...............      431,000        792,063
    6,000    Flextech plc+ ........................       37,551         96,608
  257,000    USA Networks Inc.+ ...................    4,668,335     10,312,125
                                                     -----------   ------------
                                                       5,136,886     11,200,796
                                                     -----------   ------------

             Computer Software and Services -- 0.7%
    1,000    Activision Inc.+ .....................        6,415         14,562
      180    America Online Inc.+ .................        2,800         19,890
    3,000    Atlus Co. Ltd. .......................       17,662         37,205
    3,400    Barnesandnoble.com Inc.+ .............       54,825         61,200
    5,000    CDnow Inc.+ ..........................       50,715         88,125
    2,000    EarthLink Network Inc.+ ..............       45,250        122,875
      500    Electronic Arts Inc.+ ................       11,176         27,125
   14,000    H&R Block Inc. .......................      491,661        700,000
    1,000    Intel Corp. ..........................       16,250         59,500
    2,000    Microsoft Corp.+ .....................       15,510        180,375
    4,000    Mobius Management Systems+ ...........       32,040         33,000
      100    Pixar Inc.+ ..........................        2,200          4,313
   12,000    Talk.com Inc.+ .......................       55,770        135,000
      500    Ticketmaster Online - City Search
               Inc.+ ..............................        7,000         15,125
                                                     -----------   ------------
                                                         809,274      1,498,295
                                                     -----------   ------------

             Consumer Products -- 0.0%
    1,000    Mattel Inc. ..........................       22,238         26,438
                                                     -----------   ------------

             Diversified Publishers -- 8.2%
   10,000      Arnoldo Mondadori Editore SpA ......       63,827        173,099
   30,000    Belo (A.H.) Corp., Cl. A .............      373,506        590,625
    5,000    Central Newspapers Inc., Cl. A .......       71,479        188,125
    2,000    Dow Jones & Co. Inc. .................       93,444        106,125
    7,000    EMAP plc .............................      147,169        122,585
      700    Hachette Filipacchi Medias ...........       87,284        162,641
   18,700    Harcourt General Inc. ................      917,935        964,219
   15,000    Harte-Hanks Communications Inc. ......      166,250        406,875
    1,000    Hollinger International Inc. .........       16,175         11,875
    4,500    Houghton Mifflin Co. .................       98,156        211,781
   58,000    Independent Newspapers Ltd., ORD .....      172,446        277,885
    7,000    Knight-Ridder Inc. ...................      199,215        384,562
   22,000    Lee Enterprises Inc. .................      443,075        671,000
   20,000    McClatchy Newspapers Inc., Cl. A .....      546,094        662,500
    8,000    McGraw-Hill Companies Inc. ...........      205,450        431,500
   20,000    Media General Inc., Cl. A ............      915,096      1,020,000
   18,000    Meredith Corp. .......................      231,638        623,250
  115,000    Nation Multimedia Group ..............      110,028         64,712
  100,000    New Straits Times Press Berhad .......      296,714        227,632
  125,000    Oriental Press Group ORD .............       46,315         20,139
  103,000    Penton Media Inc. ....................    1,487,125      2,497,750
   10,000    Playboy Enterprises Inc., Cl. A+ .....       97,125        235,000
  110,900    Post Publishing Co. Ltd.+ ............      238,915        150,373
    9,000    PRIMEDIA Inc.+ .......................       90,000        152,438
   26,000    Pulitzer Publishing Co. ..............      397,674      1,262,625
   68,000    Reader's Digest Association Inc.,
               Cl. B ..............................    1,566,798      2,550,000
   34,452    Singapore Press Holdings Ltd.               446,286        587,020
  250,000    South China Morning Post
               Holdings ORD .......................      172,312        140,167
      300    SPIR Communication ...................       23,329         22,008
   50,000    Thomas Nelson Inc. ...................      595,437        556,250
    4,500    Times Mirror Co., Cl. A ..............      106,131        266,625
   50,000    Times Publishing Ltd. ................      126,892        111,046
   15,000    Tribune Co. ..........................      869,206      1,306,875
   11,300    United News & Media plc, ADR .........      268,402        219,644
      800    Wiley (John) & Sons Inc., Cl. A ......        5,693         14,900
    4,000    Wolters Kluwer NV ....................       90,625        159,086
    2,000    Ziff-Davis Inc. ......................       21,288         30,875
                                                     -----------   ------------
                                                      11,804,534     17,583,812
                                                     -----------   ------------

             Entertainment Production -- 10.3%
  271,700    Ascent Entertainment Group Inc.+ .....    3,236,698      3,837,762
    2,522    EMI Group plc ........................       12,682         20,234
   20,000    EMI Group plc, Sponsored ADR .........      317,997        340,000
    7,000    Grammy Entertainment plc+ ............       55,457         23,539
    3,500    Granada Group plc ....................       35,566         64,934
    7,000    GTECH Holdings Corp.+ ................      118,256        164,938
    2,000    Harvey Entertainment Co.+ ............       20,022          9,625

                See accompanying notes to financial statements.

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- June 30, 1999 (Unaudited)
================================================================================

                                                                        Market
    Shares                                                Cost          Value
    ------                                                ----          -----

COMMON STOCKS (Continued)
COPYRIGHT/CREATIVITY COMPANIES (Continued)
             Entertainment Production (Continued)
  465,000    Liberty Media Group Cl. A+ ...........  $ 3,503,336   $ 17,088,750
      300    NRJ SA ...............................       22,694         67,478
   14,877    People's Choice TV Corp.+ ............       24,320        141,796
    2,000    Powerhouse Technologies Inc. .........       20,875         39,000
    3,000    Princeton Video Image Inc.+ ..........       21,000         13,594
  100,000    Shaw Brothers (Hong Kong) Ltd. .......      145,929         68,311
    5,000    TV Guide Inc.+ .......................      101,620        183,125
                                                     -----------   ------------
                                                       7,636,452     22,063,086
                                                     -----------   ------------

             Global Media and Entertainment -- 9.1%
      481    Boston Celtics Ltd. ..................        4,267          5,712
   35,000    Fox Entertainment Group Inc. .........      787,500        942,812
   52,000    Grupo Televisa SA, GDR+ ..............    1,219,367      2,330,250
   21,000    News Corp. Ltd., ADS .................      413,278        741,563
   50,000    Seagram Co. Ltd. .....................    2,025,129      2,518,750
    1,000    Sony Corp., ADR ......................       54,114        110,375
   52,000    Time Warner Inc.+ ....................      950,588      3,822,000
  194,000    Viacom Inc., Cl. A+ ..................    3,018,752      8,560,250
    9,000    Walt Disney Co. ......................      205,313        277,312
                                                     -----------   ------------
                                                       8,678,308     19,309,024
                                                     -----------   ------------

             Hotels and Gaming -- 2.6%
   10,000    Aztar Corp.+ .........................       51,125         91,875
    5,000    Churchhill Downs Inc. ................      102,432        172,500
  115,000    Gaylord Entertainment Co., Cl. A .....    3,071,349      3,450,000
      143    GLC Limited+ .........................        4,727            769
   20,000    Hilton Hotels Corp. ..................      241,666        283,750
  300,000    Ladbroke Group plc ...................    1,292,939      1,190,463
    8,000    Mirage Resorts Inc.+ .................      122,650        134,000
    4,630    MGM Grand Inc.+ ......................       47,485         84,497
   10,000    Park Place Entertainment Corp.+ ......       61,344         96,875
    2,500    Quintel Entertainment Inc.+ ..........       12,500          3,750
    4,000    Starwood Hotels and Resorts
               Worldwide Inc. .....................       81,825        122,250
                                                     -----------   ------------
                                                       5,090,042      5,630,729
                                                     -----------   ------------

             Information Publishing -- 0.3%
   25,000    Berlitz International Inc.+ ..........      688,500        459,375
    8,000    Data Broadcasting Corp.+ .............       52,250         84,500
    1,000    Dun & Bradstreet Corp. ...............       26,332         35,438
      500    Scholastic Corp.+ ....................       16,500         25,312
                                                     -----------   ------------
                                                         783,582        604,625
                                                     -----------   ------------
TOTAL COPYRIGHT/CREATIVITY COMPANIES ..............   40,017,854     78,030,191
                                                     -----------   ------------

DISTRIBUTION COMPANIES -- 50.7%

             Broadcasting -- 8.6%
   70,000    Ackerley Group Inc. ..................      385,687      1,273,125
    8,550    American Tower Systems, Cl. A ........      126,876        205,200
    2,500    Audiofina SA .........................      118,223        119,830
    2,000    BHC Communications Inc., Cl. A .......      209,550        260,000
    2,000    British Sky Broadcasting Group,
               Sponsored ADR ......................       47,975        112,250
   18,000    CanWest Global Communications Corp. ..       92,012        244,927
    2,000    Carlton Communications plc,
               Sponsored ADR ......................       63,625         85,750
    5,000    CBS Corporation ......................      140,042        217,187
    1,000    Chancellor Media Corp., Cl. A+ .......        7,157         55,125
   45,219    Chris-Craft Industries Inc. ..........    1,745,026      2,130,945
    1,078    Clear Channel Communications Inc.+ ...       10,483         74,315
    4,000    Cox Radio Inc., Cl. A+ ...............       74,000        217,000
    4,000    CTV Inc.+ ............................       33,592         61,079
      500    Emmis Broadcasting Corp., Cl. A+ .....       10,489         24,687
   20,120    Fisher Companies Inc. ................    1,082,695      1,267,560
    1,000    General Electric Co. .................       29,306        113,000
   13,125    Gray Communications Systems Inc. .....      172,625        262,500
   60,000    Gray Communications Systems Inc.,
               Cl. B ..............................      810,063        847,500
    7,000    Groupe AB SA, ADR+ ...................       42,850         22,750
    5,000    Grupo Radio Centro, SA de CV, ADR ....       42,938         26,250
   38,000    Hearst-Argyle Television Inc.+ .......      378,726        912,000
    3,000    Infinity Broadcasting Corp.+ .........       61,500         89,250
   33,000    King World Productions Inc.+ .........      923,838      1,148,813
      700    LaGardere S.C.A ......................       12,878         26,037
   42,100    Liberty Corp. ........................    1,912,311      2,294,450
      400    Metropole TV M6 SA ...................       35,208         84,035
    1,100    Nippon Television Network ............      323,764        454,733
    5,000    NTN Communications Inc.+ .............       24,063          4,687
   17,400    Pathe SA .............................    1,112,375      2,086,830
   55,000    Paxson Communications Corp., Cl. A+ ..      445,751        742,500
      500    Radio One Inc.+ ......................       16,938         23,250
    1,220    SAGA Communications Inc., Cl. A+ .....        9,710         22,723
    2,000    SBS Broadcasting SA+ .................       42,022         64,500

                See accompanying notes to financial statements.

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- June 30, 1999 (Unaudited)
================================================================================

                                                                        Market
    Shares                                                Cost          Value
    ------                                                ----          -----

COMMON STOCKS (Continued)
DISTRIBUTION COMPANIES (Continued)
             Broadcasting (Continued)
   43,000    Sistem Televisyen Malaysia Berhad ....  $    41,566   $     28,855
   50,000    Television Broadcasting Ltd., ORD ....      187,673        234,578
    2,500    Television Francaise 1 ...............      249,649        582,148
   55,000    Tokyo Broadcasting System ............      812,002        795,783
    3,000    TV Azteca, SA de C.V.+ ...............       36,350         15,563
   10,500    United Television Inc. ...............      817,885      1,101,187
                                                     -----------   ------------
                                                      12,689,423     18,332,902
                                                     -----------   ------------

             Business Services -- 0.5%
   15,000    Carlisle Holdings Ltd. ...............       78,754        217,500
    1,000    CheckFree Holdings Corp. .............       11,040         27,562
   20,000    Convergys Corp.+ .....................      339,649        385,000
    2,000    IMS Health Inc. ......................        2,109         62,500
    3,333    Nielsen Media Research Inc. ..........       52,518         97,490
    9,400    R.H. Donnelley Corp. .................      119,636        183,888
                                                     -----------   ------------
                                                         603,706        973,940
                                                     -----------   ------------

             Cable -- 6.3%
   60,000    Cablevision Systems Corp., Cl. A+ ....      600,333      4,200,000
   30,000    Century Communications Corp. Cl. A+ ..      521,502      1,380,000
    5,000    Comcast Corp., Cl. A .................       35,039        179,062
    7,000    Comcast Corp., Cl. A Special .........       53,073        269,063
   55,000    MediaOne Group Inc. ..................    1,179,636      4,090,625
   10,000    Mercom Inc.+ .........................      101,075        120,000
    4,498    NTL Inc.+ ............................      115,937        387,671
   12,000    Telewest Communications plc,
               Sponsored ADR+ .....................      163,829        549,000
   31,000    United International Holdings Inc.,
               Cl. A+ .............................      521,869      2,096,375
   10,000    Videotron Groupe .....................       94,010        158,127
    1,000    Wireless One Inc.+ ...................        2,204          2,625
                                                     -----------   ------------
                                                       3,388,507     13,432,548
                                                     -----------   ------------

             Consumer Services -- 0.8%
   10,000    Allied Domecq plc ....................       98,592         96,467
   60,000    Cendant Corp. ........................    1,048,699      1,230,000
   15,000    Lillian Vernon Corp. .................      223,875        195,000
    2,000    Lowe's Companies Inc. ................       72,475        113,375
      500    Department 56 Inc.+ ..................        8,775         13,437
    6,000    Travel Services Intl. Inc. ...........      133,889         72,000
                                                     -----------   ------------
                                                       1,586,305      1,720,279
                                                     -----------   ------------

             Entertainment Distribution -- 1.2%
    6,896    AMC Entertainment Inc. ...............      105,737        131,886
   32,500    GC Companies Inc.+ ...................      986,413      1,161,875
   10,000    Loews Cineplex Entertainment+ ........      137,500        108,750
    5,500    Shaw Communications Inc.+ ............      120,244        218,625
   19,500    Shaw Communications Inc., Cl. B
               (Toronto)+ .........................      122,708        771,530
    2,000    TCI Music Inc.+ ......................       11,205         70,750
                                                     -----------   ------------
                                                       1,483,807      2,463,416
                                                     -----------   ------------

             Equipment -- 1.0%
    5,000    Advanced Micro Devices+ ..............      104,125         90,313
   33,000    Allen Telecom Inc.+ ..................      230,588        354,750
    2,100    Amphenol Corp.+ ......................       65,030         83,475
    2,000    CommScope Inc.+ ......................       29,407         61,500
    2,000    Gemstar International Group Ltd. .....       39,408        130,500
      920    Koninklijke Philips Electronics N.V. .       33,672         92,805
    2,500    L-3 Communications Hldgs Inc. ........       55,000        120,781
    6,000    Lucent Technologies Inc. .............      156,875        404,625
    2,000    Nortel Networks Corp. ................       34,956        173,625
  150,000    Oak Technology Inc.+ .................      561,572        543,750
    3,000    Scientific-Atlanta Inc. ..............       50,804        108,000
                                                     -----------   ------------
                                                       1,361,437      2,164,124
                                                     -----------   ------------

             International Telephone -- 6.1%
   36,000    BCE Inc. .............................      724,362      1,775,250
   45,000    BCT.Telus Communications Inc. ........      810,821      1,081,099
   12,000    BCT.Telus Communications Inc., Cl. A .      217,254        283,814
   38,000    Cable & Wireless plc, Sponsored ADR ..      841,650      1,505,750
   27,000    Compania de Telecomunicaciones
               de Chile SA, Sponsored ADR .........      490,841        668,250
  210,000    CPT Telefonica del Peru, Cl. B .......      430,392        315,709
      500    CPT Telefonica del Peru SA,
               Sponsored ADR ......................       10,250          7,563
    2,000    Deutsche Telekom AG, ADR+ ............       37,780         84,500
   15,000    Embratel Participacoes SA+ ...........      315,908        208,125
    1,000    France Telecom SA, Sponsored ADR .....       34,488         77,000
   38,000    GST Telecommunications Inc.+ .........      427,131        501,125
       90    Japan Telecom Co. Ltd. ...............      992,218      1,279,868
      500    Magyar Tavkozlesi Rt, Sponsored ADS ..        9,650         13,750
       10    Nippon Telegraph & Telephone Corp. ...       81,575        116,577

                See accompanying notes to financial statements.

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- June 30, 1999 (Unaudited)
================================================================================

                                                                        Market
    Shares                                                Cost          Value
    ------                                                ----          -----

COMMON STOCKS (Continued)
DISTRIBUTION COMPANIES (Continued)
             International Telephone (Continued)
   22,000    Philippine Long Distance
               Telephone Co. ......................  $   558,673   $    662,750
    7,000    PT Indosat ADR .......................       84,423        136,500
    4,320    PT Telekomunikasi Indonesia ..........       18,513         53,730
    6,000    Quebec-Telephone .....................       44,083         63,726
    4,000    Rostelecom, Sponsored ADR ............       29,778         39,250
    3,300    Tele Centro Sul Participacoes SA+ ....      191,758        183,150
    3,000    Telecom Argentina Stet France
               Telecom SA, Sponsored ADR ..........       54,442         80,250
    1,000    Telecom Corp. of New Zealand
               Ltd., ADR ..........................       29,688         34,938
   16,500    Telecomunicacoes Brasileiras
               SA (Telebras) Sponsored ADR ........        1,268          1,031
    3,000    Telefonica de Argentina SA,
               Sponsored ADR ......................       64,387         94,125
   14,280    Telefonica de Espana,
               Sponsored ADR ......................      676,219      2,100,945
   12,000    Telefonos De Mexico SA, Cl. L, ADR ...      378,945        969,750
   16,500    Tele Norte Leste Participacoes SA+ ...      252,380        306,281
   16,500    Telesp Participacoes SA ..............      618,902        377,438
      600    Telestra Corp., ADR+ .................       30,324         69,300
                                                     -----------   ------------
                                                       8,458,103     13,091,544
                                                     -----------   ------------

             Satellite -- 2.0%
      300    Asia Satellite Telecommunications
               Holdings Ltd Sponsored ADR .........        5,693          6,919
   40,000    COMSAT Corp. .........................      809,110      1,300,000
    4,000    EchoStar Communications Corp., Cl. A+       105,808        613,750
   10,000    General Motors Corp., Cl. H ..........      497,526        562,500
    4,000    Globalstar Telecommunications+ .......       13,663         92,750
   15,008    Loral Space & Communications Ltd. ....      217,918        270,144
   20,000    Pegasus Communications Corp.+ ........      417,155        788,750
   45,000    TCI Satellite Entertainment Inc.,
               Cl. A+ .............................      382,696        132,187
   25,000    U.S. Satellite Broadcasting Co.+ .....      301,855        450,000
                                                     -----------   ------------
                                                       2,751,424      4,217,000
                                                     -----------   ------------

             Telecommunications -- 3.6%
    8,745    Aliant Inc.+ .........................       79,253        133,237
    2,000    Allegiance Telecom Inc. ..............       28,500        109,750
    3,000    Alltel Corp. .........................      126,385        214,500
   15,000    CoreComm Ltd. ........................      152,100        723,750
   10,000    Electric Lightwave Inc., Cl. A+ ......       91,165        130,000
   20,000    Frontier Corp ........................      352,000      1,180,000
    1,500    Global Telesystems Group Inc. ........        8,705        121,500
    1,305    Hellenic Telecommunication
               Organization SA (OTE) ..............       18,163         27,938
   10,000    Metromedia International Group Inc.+ .       83,550         75,000
   45,000    RCN Corporation+ .....................      394,119      1,873,125
    9,655    Rogers Communications Inc., Cl. B+ ...      148,207        154,965
  169,000    Rogers Communications Inc.,
               Cl. B, ADR+ ........................    1,449,096      2,735,688
    3,000    Telegroup Inc.+ ......................       30,000             30
    6,500    Time Warner Telecom Inc.+ ............       91,000        188,500
    3,000    USN Communications Inc. ..............       12,165             30
                                                     -----------   ------------
                                                       3,064,408      7,668,013
                                                     -----------   ------------

             Telecommunications -- Long Distance -- 2.8%
   65,000    AT&T Corp. ...........................    1,386,120      3,627,812
    5,800    MCI Worldcom Inc. ....................      167,754        499,163
   12,000    Sprint Corp. .........................      129,824        633,750
    3,000    STARTEC Global Communications Corp.+ .       28,646         36,375
   22,000    Viatel Inc. ..........................      228,733      1,234,750
                                                     -----------   ------------
                                                       1,941,077      6,031,850
                                                     -----------   ------------

             U.S. Regional Operators -- 2.0%
    5,000    Cincinnati Bell Inc. .................       53,743        124,687
   60,428    Citizens Utilities Co., Cl. B+ .......      574,139        672,262
   48,834    Commonwealth Telephone Enterprises
               Inc.+ ..............................      846,619      1,982,350
   11,000    GTE Corp. ............................      377,300        833,250
   10,000    SBC Communications Inc. ..............      225,042        580,000
    2,000    US WEST Communications Group .........       51,308        117,500
                                                     -----------   ------------
                                                       2,128,151      4,310,049
                                                     -----------   ------------

             Utilities -- 1.0%
   10,000    Cilcorp Inc. .........................      609,250        625,000
   50,000    El Paso Electric Co.+ ................      396,002        446,875
   10,000    New England Electric System ..........      484,117        501,250
   10,000    Orange & Rockland Utilities Inc. .....      547,433        584,375
                                                     -----------   ------------
                                                       2,036,802      2,157,500
                                                     -----------   ------------

                See accompanying notes to financial statements.

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- June 30, 1999 (Unaudited)
================================================================================

                                                                        Market
    Shares                                                Cost          Value
    ------                                                ----          -----

COMMON STOCKS (Continued)
DISTRIBUTION COMPANIES (Continued)

             Wireless Communications -- 14.8%
  220,000    Aerial Communications Inc.+ ..........  $ 1,495,254   $  2,970,000
   10,000    BCE Mobile Communications Inc.+ ......      293,302        304,987
    3,000    Cable & Wireless Communications plc,
               ADR ................................       62,688        145,500
   10,000    Cellular Comm of Puerto Rico .........      149,033        285,000
   37,000    CenturyTel Inc. ......................      500,752      1,470,750
   10,000    CommNet Cellular Inc.+ ...............      107,964        262,500
   20,000    Iridium World Communications Ltd. ....      399,125        213,750
   14,800    Leap Wireless International Inc. .....      113,509        299,700
    1,000    Libertel N.V.+ .......................       21,874         19,577
    8,447    NEXTEL Communications Inc. Cl. A+ ....       94,069        423,934
       20    NTT Mobile Communications Network
               Inc. ...............................      152,561        271,186
       80    NTT Mobile Communications
               Network Inc., New Shares ...........      610,244      1,071,517
  180,000    Omnipoint Corp.+ .....................    2,056,861      5,208,750
   18,600    Price Communications Corp.+ ..........       81,009        279,000
    2,000    Qualcomm Inc.+ .......................       41,625        287,000
  100,500    Rogers Cantel Mobile Communications
               Inc., Cl. B+ .......................    1,263,997      1,651,969
   40,000    Rural Cellular Corp., Cl. A+ .........      440,097        800,000
   31,480    SK Telecom Co. Ltd., ADR .............      309,663        535,160
    3,500    Sprint Corp. (PCS Group) .............       19,162        199,937
    1,650    Tele Celular Sul Participacoes SA ....       26,379         35,784
    5,500    Tele Centro Oeste Celular
               Participacoes SA+ ..................       16,487         21,656
  300,000    Telecom Italia Mobile SpA ............      365,095      1,789,718
      330    Tele Leste Celular Participacoes SA ..        8,827          9,817
      825    Tele Nordeste Celular
               Participacoes SA ...................       12,175         22,275
      330    Tele Norte Celular Participacoes SA ..        5,098          8,931
  117,000    Telephone and Data Systems Inc. ......    5,059,287      8,548,312
    6,000    Teligent Inc., Cl. A+ ................      136,200        358,875
      825    Telemig Celular Participacoes SA+ ....       23,843         20,316
    3,300    Tele Sudeste Celular Participacoes
               SA+ ................................      104,503         95,700
    6,600    Telesp Celular Participacoes SA+ .....      211,036        176,550
   18,000    Total Access Communications plc ......      113,625         57,600
   20,000    U.S. Cellular Corp.+ .................      618,283      1,070,000
    3,500    Vimpel-Communications, Sponsored
               ADR+ ...............................       66,238         81,156
    6,045    Vodafone AirTouch plc, Sponsored
               ADR ................................    1,190,865      1,190,865
   15,000    VoiceStream Wireless Corp.+ ..........      129,274        426,563
   16,000    Western Wireless Corp.+ ..............      167,000        432,000
    9,000    WinStar Communications Inc.+ .........      125,660        438,750
                                                     -----------   ------------
                                                      16,592,664     31,485,085
                                                     -----------   ------------

TOTAL DISTRIBUTION COMPANIES ......................   58,085,814    108,048,250
                                                     -----------   ------------
TOTAL COMMON STOCKS ...............................   98,103,668    186,078,441
                                                     -----------   ------------

PREFERRED STOCKS -- 2.3%

             Broadcasting -- 0.2%
    9,000    Granite Broadcasting Corp.,
               1.9375% Cv. Pfd. ...................      452,535        339,750
                                                     -----------   ------------

             Consumer Services -- 0.1%
    6,000    Cendant Corp., 1.30% Cv. Pfd. ........      152,738        174,750
                                                     -----------   ------------

             Global Media and Entertainment -- 0.9%
   62,765    News Corp. Ltd., Sponsored ADR,
               Pfd. ...............................      986,187      1,981,020
                                                     -----------   ------------

             U.S. Regional Operators -- 0.9%
   41,000    Citizens Utilities Co., 5.00% Cv.
               Pfd. ...............................    1,961,348      1,993,625
                                                     -----------   ------------

             Wireless Communications -- 0.2%
    3,000    AirTouch Communications Inc., Ser.
               C, 4.25%  Cv. Pfd. .................      133,293        443,063
                                                     -----------   ------------

TOTAL PREFERRED STOCKS ............................    3,686,101      4,932,208
                                                     -----------   ------------

                See accompanying notes to financial statements.

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- June 30, 1999 (Unaudited)
================================================================================

                                                                        Market
    Shares                                                Cost          Value
    ------                                                ----          -----

COMMON STOCK WARRANTS AND RIGHTS -- 0.0%

      200    Havas Advertising, Warrants,
               expires 05/13/01 ...................  $         0    $       534
      600    Talk.com Inc., Rights,
               expires 02/12/00 ...................            0              0
                                                     -----------   ------------
TOTAL COMMON STOCK WARRANTS AND RIGHTS ............            0            534
                                                     -----------   ------------

   Principal
    Amount
    ------

CORPORATE BONDS -- 0.3%

             Computer Software and Services -- 0.0%
   50,000    BBN Corp., Sub. Deb. Cv., 6.00%
               due 04/01/12 (b) ...................       49,391         48,500
                                                     -----------   ------------

             Equipment -- 0.1%
  100,000    Trans-Lux Corp., Deb. Cv., 7.50%
               due 12/01/06 .......................       99,187         89,875
                                                     -----------   ------------

             Global Media and Entertainment -- 0.1%
   20,000    Boston Celtics, Deb., 6.00%
               due 06/30/38 .......................       11,977         12,325
  100,000    Viacom Inc., Sub. Deb., 8.00%
               due 07/07/06 .......................       89,181        103,000
                                                     -----------   ------------
                                                         101,158        115,325
                                                     -----------   ------------

             Hotels and Gaming -- 0.1%
  300,000    Hilton Hotels Corp., Deb. Cv.,
               5.00% due 05/15/06 .................      253,198        272,250
                                                     -----------   ------------

TOTAL CORPORATE BONDS .............................      502,934        525,950
                                                     -----------   ------------

U.S. TREASURY BILLS -- 10.1%
  21,780,000 3.15% to 4.61%++
               due 07/01/99 to 09/23/99 ...........   21,611,762     21,611,341
                                                     -----------   ------------


TOTAL INVESTMENTS -- 100.0% .......................  123,904,465(a) 213,148,474
                                                     ===========   ============

OTHER ASSETS, LIABILITIES AND LIQUIDATION
  VALUE OF CUMULATIVE PREFERRED STOCK -- (14.7%) ...............    (31,228,755)
                                                                   ------------

NET ASSETS -- COMMON STOCK
  (10,833,815 common shares outstanding) -- 85.3% ..............    181,919,719
                                                                   ------------

NET ASSETS -- CUMULATIVE PREFERRED STOCK
  (1,250,000 preferred shares outstanding) -- 14.7% ............   $ 31,250,000
                                                                   ------------

TOTAL NET ASSETS -- 100.0% .....................................    213,169,719
                                                                   ============

NET ASSET VALUE PER COMMON SHARE
  ($181,919,719 / 10,833,815 shares outstanding ) ..............         $16.79
                                                                         ======

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS

                                                      Settlement    Unrealized
                                                         Date      Appreciation
                                                      ----------   ------------
Forward Foreign Contracts to Deliver
  3,592,510(c) Hong Kong Dollars in exchange for
                 USD $283,840 .....................    08/24/99           $ 472
                                                                   ------------
---------------
(a) For Federal tax purposes:
      Aggregate cost                                               $123,904,465
                                                                   ============
      Gross unrealized appreciation                                $ 91,561,504
      Gross unrealized depreciation                                  (2,317,495)
                                                                   ------------
      Net unrealized appreciation                                  $ 89,244,009
                                                                   ============

(b) Security fair valued as determined by the Board of Directors.
(c) Principal amount denoted in Hong Kong dollars.
+   Non-income producing security
++  Represents annualized yield at date of purchase.
ADR - American Depositary Receipt
ADS - American Depositary Share
USD - United States Dollars
ORD - Ordinary Share
GDR - Global Depositary Receipt

                                                          % of
                                                         Market       Market
                                                          Value        Value
                                                          -----        -----

Geographic Diversification
  United States ......................................    79.5%    $169,517,387
  Europe .............................................     6.9       14,611,119
  Canada .............................................     5.8       12,278,177
  Asia/Pacific Rim ...................................     5.0       10,767,027
  Latin America ......................................     2.8        5,974,764
                                                         -----     ------------
    Net Assets .......................................   100.0%    $213,148,474
                                                         =====     ============

                 See accompanying notes to financial statements.

                    The Gabelli Global Multimedia Trust Inc.

Statement of Assets and Liabilities
June 30, 1999 (Unaudited)
================================================================================
Assets:
  Investments at value (Cost $123,904,465) ..................     $ 213,148,474
  Cash and foreign currency, at value
    (Cost $80,298) ..........................................            80,039
  Dividends and interest receivable .........................           135,637
  Receivable for investments sold ...........................         1,359,375
  Unrealized appreciation on forward
    foreign exchange contract ...............................               472
  Unamortized organization costs ............................            26,008
                                                                  -------------
      Total assets ..........................................       214,750,005
                                                                  -------------
Liabilities:
  Dividends payable .........................................            20,625
  Payable for investments purchased .........................         1,190,865
  Payable for investment advisory fees ......................           169,487
  Payable to custodian ......................................            10,030
  Accrued expenses and other payables .......................           189,279
                                                                  -------------
      Total liabilities .....................................         1,580,286
                                                                  -------------
      Net assets ............................................     $ 213,169,719
                                                                  =============
Net Assets Consist of:
  Cumulative Preferred Stock (7.92%, $25
    liquidation value, $0.001 par value,
    2,000,000 shares authorized with
    1,250,000 shares issued and outstanding) ................     $  31,250,000
  Capital stock, at par value ...............................            10,834
  Additional paid-in capital ................................        76,025,754
  Accumulated net investment loss ...........................          (278,325)
  Accumulated net realized gain on investments
    and foreign currency transactions .......................        16,917,234
  Net unrealized appreciation on investments
    and foreign currency transactions .......................        89,244,222
                                                                  -------------
      Total Net Assets ......................................     $ 213,169,719
                                                                  =============
Net Asset Value
  ($181,919,719 / 10,833,815 shares outstanding;
    200,000,000 shares authorized
    of $0.001 par value) ....................................     $       16.79
                                                                  =============

Statement of Operations
For the Six Months Ended June 30, 1999 (Unaudited)
================================================================================
Investment Income:
  Dividends (net of foreign witholding taxes
    of $16,498) .............................................     $     579,080
  Interest ..................................................           478,832
                                                                  -------------
      Total Investment Income ...............................         1,057,912
                                                                  -------------
Expenses:
  Investment advisory fees ..................................           942,932
  Shareholder communications expenses .......................           155,618
  Shareholder services fees .................................            81,908
  Legal and audit fees ......................................            52,365
  Amortization of organization costs ........................            35,062
  Payroll ...................................................            30,000
  Custodian fees ............................................            25,830
  Directors' fees ...........................................            24,766
                                                                  -------------
      Total Expenses ........................................         1,348,481
                                                                  -------------
Net Investment Loss .........................................          (290,569)
                                                                  -------------
Net Realized and Unrealized Gain / (Loss)
  on Investments and Foreign Currency
  Transactions:
    Net realized gain on investments ........................        18,427,487
    Net realized loss on foreign currency
      transactions ..........................................           (13,982)
      Net realized gain on investments
        and foreign currency transactions ...................        18,413,505
                                                                  -------------
    Net unrealized appreciation on investments and
        foreign currency transactions:
      Beginning of period ...................................        56,434,020
      End of period .........................................        89,244,222
      Change in net unrealized appreciation
        on investments and foreign currency
        transactions ........................................        32,810,202
                                                                  -------------
Net Realized and Unrealized Gain on Investments
  and Foreign Currency Transactions .........................        51,223,707
                                                                  -------------
Net Increase in Net Assets Resulting from Operations ........     $  50,933,138
                                                                  =============

Statement of Changes in Net Assets
================================================================================

                                                    Six Months
                                                   Ended 6/30/99    Year Ended
                                                    (Unaudited)      12/31/98
                                                   -------------   ------------
Operations:
  Net investment loss ...........................  $   (290,569)   $   (381,417)
  Net realized and unrealized gain on
    investments and foreign currency
    transactions ................................    18,413,505      11,439,702
  Net change in unrealized appreciation on
    investments  and foreign currency
    transaction .................................    32,810,202      24,982,337
                                                   ------------    ------------
  Net increase in net assets resulting
    from operations .............................    50,933,138      36,040,622
                                                   ------------    ------------
Distributions to common stock shareholders:
  Net realized gain on investment
    transactions and futures contracts ..........            --      (8,750,516)
                                                   ------------    ------------
    Total distributions to common stock
      shareholders ..............................            --      (8,750,516)
                                                   ------------    ------------
Distributions to preferred stock shareholders:
  Net realized gain on investment
    transactions and futures contracts ..........    (1,237,500)     (2,475,000)
                                                   ------------    ------------
    Total distributions to preferred stock
      shareholders ..............................    (1,237,500)     (2,475,000)
                                                   ------------    ------------
Net decrease in net assets from Multimedia
  Trust share transactions ......................      (268,345)     (1,488,747)
                                                   ------------    ------------
  Net increase in net assets ....................    49,427,293      23,326,359
Net Assets:
  Beginning of period ...........................   163,742,426     140,416,067
                                                   ------------    ------------
  End of period .................................  $213,169,719    $163,742,426
                                                   ============    ============

                 See accompanying notes to financial statements.

The Gabelli Global Multimedia Trust Inc.
Notes to Financial Statements (Unaudited)
================================================================================

1. Organization. The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") is a closed-end, non-diversified management investment company organized as a Maryland corporation and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital with income as a secondary objective. Investment operations commenced on November 15, 1994. The Multimedia Trust had no operations prior to November 15, 1994, other than the sale of 10,000 shares of common stock for $100,000 to The Gabelli Equity Trust Inc. (the "Equity Trust").

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Multimedia Trust in the preparation of its financial statements.

      Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (formerly Gabelli Funds, Inc.) (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Short-term debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

      Repurchase Agreements. The Multimedia Trust may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Multimedia Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Multimedia Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Multimedia Trust's holding period. The Multimedia Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Multimedia Trust in each agreement. The Multimedia Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Multimedia Trust may be delayed or limited.

      Futures Contracts. The Multimedia Trust may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will

The Gabelli Global Multimedia Trust Inc.
Notes to Financial Statements (Unaudited) (Continued)
================================================================================

only be made if they are economically appropriate to the reduction of risks involved in the management of the Multimedia Trust's investments. Upon entering into a futures contract, the Multimedia Trust is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Multimedia Trust each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Multimedia Trust recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/depreciation is shown in the financial statements.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk the Multimedia Trust may not be able to enter into a closing transaction because of an illiquid secondary market.

      Forward Foreign Exchange Contracts. The Multimedia Trust may engage in forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. The Multimedia Trust may use forward foreign exchange contracts to facilitate transactions in foreign securities and to manage Multimedia Trust's currency exposure. Forward foreign exchange contracts are valued at the forward exchange rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Multimedia Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Multimedia Trust's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Multimedia Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      Foreign Currency. The books and records of the Multimedia Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses not relating to securities which result from changes in foreign currency exchange rates have been included in unrealized appreciation/depreciation on investments. Unrealized gains and losses of securities, which result from changes in foreign exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/depreciation of investment securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Multimedia Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) from investment securities sold.

      Securities Transactions and Investment Income. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

The Gabelli Global Multimedia Trust Inc.
Notes to Financial Statements (Unaudited) (Continued)
================================================================================

      Dividends and Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Multimedia Trust, timing differences and differing characterization of distributions made by the Multimedia Trust. Distributions to shareholders of 7.92% Cumulative Preferred Stock ("Preferred Stock") are accrued on a daily basis and are determined as described in note 5.

      Provision for Income Taxes. The Multimedia Trust has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

      Dividends and interest from non-U.S. sources received by the Multimedia Trust are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Multimedia Trust intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Multimedia Trust's total net assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Multimedia Trust is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

      Deferred Organization Expenses. A total of $350,000 was incurred in connection with the organization of the Multimedia Trust. These costs have been deferred and are being amortized on a straight-line basis over a period of 60 months from the date the Multimedia Trust commenced investment operations.

3. Agreements and Transactions with Affiliates. The Multimedia Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Multimedia Trust will pay the Adviser on the first business day of each month a fee for the previous month at the annual rate of 1.00% of the Multimedia Trust's average weekly net assets. In accordance with the Advisory Agreement, the Adviser manages the Multimedia Trust's portfolio, makes investment decisions for the Multimedia Trust, places orders to purchase and sell securities of the Multimedia Trust and oversees the administration of all aspects of the Multimedia Trust's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Preferred Stock if the total return of the net asset value of the common shares of the Multimedia Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the Preferred Stock. For the six months ended June 30, 1999, total return of the net asset value of the common shares of the Multimedia Trust exceeded the stated dividend rate of the Preferred Stock and thus, such management fees were earned.

      During the six months ended June 30, 1999, Gabelli & Company, Inc. ("Gabelli & Company") and its affiliates received $39,704 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Multimedia Trust.

4. Portfolio Securities. Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $44,236,142 and $67,045,259, respectively, for the six months ended June 30, 1999.

5. Capital. The Board of Directors of the Multimedia Trust has authorized the repurchase of up to 1,000,000 shares of the Multimedia Trust's outstanding common stock. For the six months ended June 30, 1999, the Multimedia Trust repurchased 21,900 shares of its common stock in the open market at a cost of $268,345 and an average discount of approximately 16.20% from its net asset value. All shares repurchased have been retired.

The Gabelli Global Multimedia Trust Inc.
Notes to Financial Statements (Unaudited) (Continued)
================================================================================

Common stock transactions were as follows:

                                 Six months ended             Year ended
                                   June 30, 1999           December 31, 1998
                               ---------------------    -----------------------
                                Shares      Amount       Shares        Amount
                               --------   ----------    ---------   -----------
Shares repurchased by
  the Multimedia Trust .....   (21,900)   $(268,345)    (156,700)   $(1,488,747)
                               -------    ---------     --------    -----------
Net decrease ...............   (21,900)   $(268,345)    (156,700)   $(1,488,747)
                               -------    ---------     --------    -----------

      The Multimedia Trust's Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value preferred stock. On June 4, 1997, the Multimedia Trust received net proceeds of $29,836,000 (after offering costs and underwriting discounts of $1,414,000) from the public offering of 1,250,000 shares of Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to Common Shareholders. Dividends on shares of the Preferred Stock are cumulative. The Multimedia Trust is required to meet certain asset coverage tests with respect to the Preferred Stock. If the Multimedia Trust fails to meet these requirements and does not correct such failure, the Multimedia Trust may be required to redeem, in part or in full, the Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Multimedia Trust's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. Commencing June 1, 2002 and thereafter, the Multimedia Trust, at its option, may redeem the Preferred Stock in whole or in part at the redemption price. At June 30, 1999, 1,250,000 shares of the Preferred Stock were outstanding at the fixed dividend rate of 7.92 percent per share and accrued dividends amounted to $20,625. The income received on the Multimedia Trust's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

      The holders of Preferred Stock have voting rights equivalent to those of the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. In addition, the 1940 Act requires that along with approval of the holders of a majority of any outstanding shares of Preferred Stock, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

6. Industry Concentration. Because the Multimedia Trust primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

The Gabelli Global Multimedia Trust Inc.
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period.

                                             Six Months Ended                      Year Ended December 31,
                                              June 30, 1999    ---------------------------------------------------------------
                                               (Unaudited)       1998         1997          1996          1995          1994*
                                             ----------------    ----         ----          ----          ----          ----
Operating Performance
  Net asset value, beginning of period .......   $  12.20      $   9.91     $   8.10       $  7.81       $  7.51       $  7.50
                                                 --------      --------     --------       -------       -------       -------
  Net investment income/(loss) ...............      (0.03)        (0.03)        0.01          0.01          0.08          0.03
  Net realized and unrealized gain
    on investments ...........................       4.73          3.33         2.85          0.63          0.98          0.03
                                                 --------      --------     --------       -------       -------       -------
  Total from investment operations ...........       4.70          3.30         2.86          0.64          1.06          0.06
                                                 --------      --------     --------       -------       -------       -------
  Increase/(decrease)in net asset
    value from share transactions ............         --          0.02         0.06          0.02         (0.46)           --
  Offering expenses charged to
    capital surplus ..........................         --            --        (0.13)           --         (0.05)           --
Distributions to common stock
  shareholders:
  Net investment income ......................         --            --        (0.01)        (0.01)        (0.08)        (0.03)
  Net realized gains .........................         --         (0.80)       (0.84)        (0.36)        (0.17)           --
  Distributions in excess of net
    investment income and/or net
    realized gains ...........................         --            --        (0.00)(a)     (0.00)(a)     (0.00)(a)     (0.01)
  Paid-in capital ............................         --            --           --            --            --         (0.01)
Distributions to preferred stock
  shareholders:
  Net investment income ......................         --            --        (0.00)(a)        --            --            --
  Net realized gains .........................      (0.11)        (0.23)       (0.13)           --            --            --
                                                 --------      --------     --------       -------       -------       -------
  Total distributions ........................      (0.11)        (1.03)       (0.98)        (0.37)        (0.25)        (0.05)
                                                 --------      --------     --------       -------       -------       -------
  Net asset value, end of period .............   $  16.79      $  12.20     $   9.91       $  8.10       $  7.81       $  7.51
                                                 ========      ========     ========       =======       =======       =======
  Market value, end of period ................   $ 15.000      $ 10.938     $  8.750       $ 6.875       $ 6.760       $ 7.375
                                                 ========      ========     ========       =======       =======       =======
  Net Asset Value Total Return** .............       37.6%         33.0%        34.4%          9.4%         14.1%          0.8%
                                                 ========      ========     ========       =======       =======       =======
  Total Return*** ............................       37.1%         35.1%        39.6%          7.4%          0.4%         (7.9)%
                                                 ========      ========     ========       =======       =======       =======
Ratios to average net assets
  available to common stock
  shareholders/supplemental data:
  Net assets, end of period (in 000's) .......   $213,170      $163,742     $140,416       $91,462       $89,580       $64,606
  Net assets attributable to common
    shares, end of period (in 000's) .........   $181,920      $132,492     $109,166       $91,461       $89,580       $84,606
  Ratio of net investment
    income/(loss) to average
    net assets ...............................      (0.31)%+      (0.32)%       0.07%         0.13%         1.24%         3.15%+
  Ratio of operating expenses to
    average net assets attributable
    to common stock ..........................       1.71%+        2.53%        2.09%         1.87%         2.04%         1.74%+
  Ratio of operating expenses to
    average total net assets .................       1.43%+        2.01%        1.77%         1.87%         2.04%         1.74%+
  Portfolio turnover rate ....................       25.6%         44.6%        96.1%         32.1%         86.0%          0.0%
Preferred Stock:
  Liquidation value, end of period
    (in 000's) ...............................   $ 31,250      $ 31,250     $ 31,250
  Total shares outstanding (in 000's) ........      1,250         1,250        1,250
  Asset coverage .............................        682%          524%         443%
  Liquidation preference per share ...........   $  25.00      $  25.00     $  25.00
  Average market value (b) ...................   $  25.81      $  25.96     $  25.59

----------
  *   The Fund commenced operations on November 15, 1994.
 ** Based on net asset value per share, adjusted for reinvestments of all distributions and rights offering in 1995. Total return for the period of less than one year is not annualized.
*** Based on market value per share, adjusted for reinvestments of all distributions and rights offering in 1995. Total return for the period of less than one year is not annualized.
  +   Annualized.
(a)   Amount represents less than $.005 per share.
(b)   Based on weekly prices.

                See accompanying notes to financial statements.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN
Enrollment in the Plan

      It is the policy of The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Multimedia Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Multimedia Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Multimedia Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                    The Gabelli Global Multimedia Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street Bank and Trust Company at 1 (800) 336-6983.

      Shareholders wishing to liquidate reinvested shares held at State Street Bank and Trust Company must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at such participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Multimedia Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Multimedia Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Multimedia Trust valued at market price. If the Multimedia Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Multimedia Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Multimedia Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

Voluntary Cash Purchase Plan

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Multimedia Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Multimedia Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

      For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Multimedia Trust.

                             DIRECTORS AND OFFICERS

                     THE GABELLI GLOBALMULTIMEDIA TRUST INC.
                    One Corporate Center, Rye, NY 10580-1434

Directors

Mario J. Gabelli, CFA
  Chairman & Chief Investment Officer

Dr. Thomas E. Bratter
  President, John Dewey Academy

Bill Callaghan
  President, Bill Callaghan Associates

Felix J. Christiana
  Former Senior Vice President
  Dollar Dry Dock Savings Bank

James P. Conn
  Former Managing Director/Chief Investment Officer,
  Financial Security Assurance Holdings Ltd.

Karl Otto Pohl
  Former President, Deutsche Bundesbank

Anthony R. Pustorino
  Certified Public Accountant
  Professor, Pace University

Salvatore J. Zizza
  Chairman, The Bethlehem Corp.

Officers

Mario J. Gabelli, CFA
  President & Chief Investment Officer

Bruce N. Alpert
  Vice President & Treasurer

Peter W. Latartara
  Vice President

James E. McKee
  Secretary

Investment Advisor

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

Custodian

State Street Bank and Trust Company

Counsel

Willkie Farr & Gallagher

Transfer Agent and Registrar

State Street Bank and Trust Company

Stock Exchange Listing

                                                 Common          7.92% Preferred
                                                 ------          ---------------
NYSE-Symbol:                                      GGT                 GGT Pr
Shares Outstanding:                            10,833,815           1,250,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and "Specialized Equity Funds" in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

    ------------------------------------------------------------------------
            For general information about the Gabelli Funds,
            call 1-800-GABELLI (1-800-422-3554), fax us at
            914-921-5118, visit Gabelli Funds' Internet
            homepage at: http://www.gabelli.com or e-mail
            us at: closedend@gabelli.com
    ------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Multimedia Trust may from time to time purchase shares of its capital stock in the open market when the Multimedia Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
One Corporate Center
Rye, NY 10580-1434
(914) 921-5070
http://www.gabelli.com

                                                              Semi-Annual Report
                                                              June 30, 1999

                                                                     GBFMT 06/99